GENERAL	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:	GENERAL

a.
SuperCom Ltd. (the “Company”) is an Israeli resident company organized in 1988 in Israel. On January 24, 2013 the Company changed its name back to SuperCom Ltd, its original name, from Vuance Ltd. On September 12, 2013, the Company’s ordinary shares were approved for listing on the NASDAQ Capital Market and began trading under the ticker symbol “SPCB” on September 17, 2013. Previously, the Company’s ordinary shares traded on the OTCQB® electronic quotation service.

The Company is a global provider of traditional and digital identity solutions, providing advanced safety, identification, tracking and security products to governments and organizations, both private and public, throughout the world. The Company provides cutting edge real-time positioning, tracking, monitoring and verification solutions enabled by its RFID &Mobile pure security advanced solutions suite of products and technologies, all connected to a web-based, secure, proprietary, interactive and user-friendly interface. The Company offers a wide range of solutions including, national ID registries, e-passports, biometric visas, automated fingerprint identification systems, digitized driver’s licenses, and electronic voter registration and election management using the common platform (“MAGNA”). The Company sells its products through marketing offices in the U.S, Tanzania, Panama, Ecuador and Israel.

b.	Liquidity Analysis

The Company has experienced net losses and significant cash outflows from cash used in operating activities over the past 3 years. As of and for the year ended December 31, 2019, the Company had an accumulated deficit of $77,464, and net cash used in operating activities of $7,237, compared to $6,416 for the year ended December 31, 2018.

Management has evaluated the significance of the conditions described above in relation to the Company’s ability to meet its obligations and noted that as of December 31, 2019, the Company had cash, cash equivalent and restricted cash and positive working capital of $1,210 and $8,834, respectively. Further, during 2019 and 2020, the Company was undergoing a merger optimization process to be a more efficient structure to operate through three new business segments, supported by common operation services. During the optimization process, the Company has reduced its expenses through the reduction in its headcount and overhead costs, that resulted in a reduction of operating expenses by 19%, between the years 2018 and 2019. Additionally, the Company secured financing of $20,000 during 2018, of which, $6,000 remains available to the Company to draw during the 12 months following the balance sheet date as needed. The Company raised a gross amount of approximately $3,200 in a private equity placement in July 2020.  The Company has used the proceeds from the secured financing and Private Placement (i) to satisfy certain indebtedness; and (ii) for general corporate purposes and (iii) working capital needs for multiple new government customer contracts with significant positive cash flow.

As a result of above mentioned credit facility, management’s plans, current cash flow position contracts with customers around the world, and current favorable trends in improving cash flow, the Company concluded that the initial conditions which raised concerns regarding the ability to fund its operation for the next 12 months have been alleviated

c.	Senior Secured Credit Facility

On September 6, 2018 and October 26, 2018, through a two-stage closing process, the Company entered into a Senior Secured Credit Facility with affiliates of Fortress Investment Group LLC("Fortress") with an aggregate principal amount of up to $20,000 (the "Credit Facility"). The Initial Term Loan which finalized on October 26, 2018 has an aggregate principal of $10,000, and the Incremental Term Loan provides for up to an additional $10,000 in principal through Incremental Draws of at least $1,000 each. In 2019, a total of $4,000 gross was drawn on the Incremental Term Loan, and some of the terms of the Credit Facility were amended to support the needs of the company. The Credit Facility is set to mature on September 6, 2021 and bears interest on the borrowed balance at a rate per annum equal to LIBOR plus an applicable margin (the "Interest Margin") dependent on the EBITDA Leverage Ratio which is calculated and reset on a quarterly basis (8.0% for an EBITDA Leverage Ratio greater than or equal to 2.50x; 7.0% for an EBITDA Leverage Ratio less than 2.50x). At the Company's election, interest is paid in cash or in-kind in the amount of 4% per annum of the Interest Margin. The balance of interest is payable in cash monthly in arrears. For amounts which remain un-borrowed, the Company incurs interest at a rate of 0.50% per annum ("Unused Fee"). From closing and until today, the Company only paid monthly interest payments.  On June 1st, 2021 the Company expects to start making partial monthly amortization payments towards the principal balance, with the majority of the principal to be paid via a bullet payment at the maturity date, which the company expects to be amended to a date in 2022.

The Credit Facility is subject to an original issue discount equal to 2.5% of any drawn amounts, and amounts repaid cannot be re-borrowed. At maturity, an end-of-term fee of 2.25% to 4.5% is owed by the Company for any amounts drawn. In connection with securing the Credit Facility, the Company incurred legal and due diligence fees, which are recorded together with the original issue discount and end-of-term fee, and amortized into interest expense over the life of the Credit Facility.

In connection with the Credit Facility, the Investor received 25,000 warrants initially and an additional 75,000 warrants for amendments (the “Credit Facility Warrants”) and purchased 106,705 unregistered common shares at a share price of $1.87 from Company at a total of $200. The Credit Facility Warrants mature 7 years from the date of issuance, are were set to be issued at a strike price at a premium to the then current market price.

As of December 31, 2019, the outstanding principal, including accrued interest, of the Credit Facility was $14,687. For the twelve months ended December 31, 2019, the Company had $3 of interest expense pertaining to the un-borrowed principal balance, the Unused Fee.